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                                                                      EXHIBIT 21

                   SUBSIDIARIES OF WITCO CORPORATION(1)(2)(3)
                             AS OF JANUARY 1, 1996

                                                                             PERCENTAGE OF
                                                                           VOTING SECURITIES
                                                                           OWNED DIRECTLY OR        STATE OR
                                                                             INDIRECTLY BY         COUNTRY OF
                                                                           WITCO CORPORATION      ORGANIZATION
                                                                           ------------------    ---------------

Aero Oil Company, Inc...................................................           100.0%        Indiana
Assured Insurance Company...............................................           100.0         Vermont
Baxenden Chemicals Limited..............................................            53.5         United Kingdom
Baxenden Scandinavia AS.................................................            53.5         Denmark
Beam Oil Company, Inc...................................................           100.0         Georgia
Celette Ltd.............................................................           100.0         Ireland
Enenco, Incorporated(4).................................................            50.0         New York
Firma W/K Witco EPA(4)..................................................            50.0         The Netherlands
Jonk BV.................................................................           100.0         The Netherlands
Nerap Expeditie BV......................................................           100.0         The Netherlands
OSi Specialties Asia Pacific Inc........................................           100.0         Delaware
OSi Specialties Asia Limited............................................           100.0         Hong Kong
OSi Specialties (Australia) Pty Ltd.....................................           100.0         Australia
OSi Specialties Benelux NV..............................................           100.0         Belgium
OSi Specialties Canada Inc..............................................           100.0         Canada
OSi Specialties China Limited...........................................           100.0         China
OSi Specialties Colombia Limitada.......................................           100.0         Colombia
OSi Specialties de Mexico S.A. de C.V...................................           100.0         Mexico
OSi Specialties do Brasil Ltda..........................................           100.0         Brazil
OSi Specialties Germany GmbH............................................           100.0         Germany
OSi Specialties Holding Company.........................................           100.0         Delaware
OSi Specialties Inc.....................................................           100.0         Delaware
OSi Specialties Inc. (Chile) Limitada...................................           100.0         Chile
OSi Specialties Italia S.p.A............................................           100.0         Italy
OSi Specialties (Korea) Limited.........................................           100.0         Korea
OSi Specialties (Malaysia) Sdn Bhd......................................           100.0         Malaysia
OSi Specialties New Zealand, Inc........................................           100.0         Delaware
OSi Specialties S.A.....................................................           100.0         Switzerland
OSi Specialties Singapore PTE Ltd.......................................           100.0         Singapore
OSi Specialties Thailand Co. TD.........................................           100.0         Thailand
OSi Specialties (U.K.) Ltd..............................................           100.0         United Kingdom
OSi Specialties USA, Inc................................................           100.0         Delaware
PT OSi Specialities.....................................................           100.0         Indonesia
Rinol AG(4).............................................................            10.0         Germany
Sherex Chemical Company, Inc............................................           100.0         Ohio
Southwest Petro-Chem, Inc...............................................           100.0         Delaware
Witco Asia Pacific PTE Ltd..............................................           100.0         Singapore
Witco Australia Pty Limited.............................................           100.0         Australia
Witco BV................................................................           100.0         The Netherlands
Witco Canada Inc........................................................           100.0         Canada
Witco Corporation UK Limited............................................           100.0         United Kingdom


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
                                                                             PERCENTAGE OF
                                                                           VOTING SECURITIES
                                                                           OWNED DIRECTLY OR        STATE OR
                                                                             INDIRECTLY BY         COUNTRY OF
                                                                           WITCO CORPORATION      ORGANIZATION
                                                                           ------------------    ---------------
Witco Deutschland GmbH..................................................           100.0%        Germany
Witco do Brasil Ltda....................................................           100.0         Brazil
Witco Dominion Financial Services Company, Ltd..........................           100.0         Canada
Witco Ecuador S.A.......................................................           100.0         Ecuador
Witco Espana, S.L.......................................................           100.0         Spain
Witco Europe Financial Services Co......................................           100.0         Delaware
Witco Europe Investment Partners........................................           100.0         Delaware
Witco Financial Services Co.............................................           100.0         Ireland
Witco Foreign Sales Corporation.........................................           100.0         Barbados
Witco GmbH..............................................................           100.0         Germany
Witco Grand Banks, Inc..................................................           100.0         Canada
Witco Handels GmbH......................................................           100.0         Austria
Witco International Corporation.........................................           100.0         New Jersey
Witco Investment Holdings BV............................................           100.0         The Netherlands
Witco Investments BV....................................................           100.0         The Netherlands
Witco Investments SNC...................................................           100.0         France
Witco Italiana SRL......................................................           100.0         Italy
Witco Ltd...............................................................            60.0         Israel
Witco Marketing and Distribution Ltd....................................            60.0         Israel
Witco Mexico S.A. de C.V................................................           100.0         Mexico
Witco Polymers and Resins BV............................................           100.0         The Netherlands
Witco S.A...............................................................           100.0         France
Witco Solvay Duromer GmbH(4)............................................            50.0         Germany
Witco Specialties PTE Ltd...............................................           100.0         Singapore
Witco Surfactants GmbH..................................................           100.0         Germany
Witco Warmtekracht BV...................................................           100.0         The Netherlands

------------

Notes:

(1) The Company lists the business entities in which it has investments for information purposes only. Such listing is not to be deemed an admission that these business entities are under the control of the Company within the meaning of the General Rules and Regulations under the Securities Exchange Act of 1934.

(2) With respect  to  certain subsidiaries,  shares  in names  of  nominees  and
    qualifying   shares  in  names  of  directors  are  included  in  the  above percentages.

(3) With the exception of the companies covered by footnote (4), the companies named are included in the consolidated financial statements.

(4) The Company records in the consolidated financial statements its equity in undistributed earnings (losses) of these unconsolidated entities.

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